OCTOBER 2003

Fannie Mae’s summary of monthly business volumes, delinquency rates, and interest rate risk measures reflect the company’s continued record of disciplined growth.

Because of increased levels of actual and anticipated variability in performance measures on a month-to-month and quarter-to-quarter basis, management believes that it is important to view these measures on a year-to-date basis, and in the context of our longer-term outlook.

HIGHLIGHTS FOR OCTOBER INCLUDE:

•	Business volume was a strong $100.3 billion, compared with a record $145.6 billion the previous month.

•	Outstanding MBS grew at a compound annual rate of 32.6 percent. Portfolio growth declined at a 5.7 percent annualized rate as expected from the extraordinary growth rate of 107.0 percent in September. Year-to-date portfolio growth was 18.8% through October 31.

•	Retained commitments were $12.3 billion, reflecting a narrowing of mortgage to debt spreads during the month. Mortgage portfolio purchases in October were $27.6 billion. Outstanding commitments on October 31 were $13.2 billion compared with $29.6 billion on September 30.

•	Liquidations for both the mortgage portfolio and MBS outstanding continued to decline this month. October portfolio liquidations were $30.9 billion, while MBS liquidations were $45.0 billion.

•	The duration gap on Fannie Mae’s mortgage portfolio averaged a positive one month, unchanged from the previous month.

•	The conventional single-family delinquency rate remained unchanged at 0.58 percent. The multifamily delinquency rate fell one basis point to 0.12 percent.

BUSINESS BALANCES AND GROWTH ($ in Millions) 1/

	Mortgage Portfolio, Gross 2/		Outstanding MBS 3/		Book of Business
	End Balance	Growth Rate 4/	End Balance	Growth Rate 4/	End Balance	Growth Rate 4/

November 2002	$760,759	16.1%	$1,019,031	0.9%	$1,779,790	7.1%
December 2002	790,800	59.2%	1,029,456	13.0%	1,820,256	31.0%
YTD 2002	$790,800	11.9%	$1,029,456	19.9%	$1,820,256	16.4%

January 2003	$810,609	34.6%	$1,047,903	23.8%	$1,858,512	28.3%
February 2003	816,747	9.5%	1,073,564	33.7%	1,890,311	22.6%
March 2003	815,964	-1.1%	1,107,520	45.3%	1,923,484	23.2%
April 2003	817,894	2.9%	1,156,205	67.6%	1,974,099	36.6%
May 2003	815,560	-3.4%	1,186,128	35.9%	2,001,688	18.1%
June 2003	812,467	-4.5%	1,237,461	66.3%	2,049,928	33.1%
July 2003	836,104	41.1%	1,248,869	11.6%	2,084,973	22.6%
August 2003	863,170	46.6%	1,227,115	-19.0%	2,090,285	3.1%
September 2003	917,123	107.0%	1,211,079	-14.6%	2,128,202	24.1%
October 2003	912,658	-5.7%	1,239,925	32.6%	2,152,583	14.6%
YTD 2003	$912,658	18.8%	$1,239,925	25.0%	$2,152,583	22.3%

BUSINESS VOLUMES ($ in Millions) 1/

	MBS

			Total	Fannie Mae	MBS Issues
	Single-family	Multifamily	Lender-originated	MBS	Acquired	Portfolio	Business
	Issues	Issues	Issues 5/	Purchases 6/	by Others	Purchases	Volume

November 2002	$80,375	$951	$81,326	$33,535	$47,791	$47,807	$95,599
December 2002	94,054	3,777	97,831	51,947	45,884	67,891	113,775
YTD 2002	$710,961	$12,336	$723,299	$245,039	$478,260	$370,641	$848,901

January 2003	$105,256	$1,390	$106,646	$42,858	$63,788	$57,281	$121,069
February 2003	92,720	465	93,185	27,530	65,655	40,420	106,075
March 2003	92,023	719	92,742	18,252	74,490	34,304	108,794
April 2003	120,976	667	121,643	25,648	95,995	43,028	139,024
May 2003	107,447	989	108,436	23,180	85,256	43,749	129,005
June 2003	121,457	1,449	122,906	21,655	101,251	41,183	142,434
July 2003	118,545	1,420	119,965	48,266	71,699	72,447	144,146
August 2003	108,866	796	109,662	54,295	55,367	82,656	138,023
September 2003	116,105	4,192	120,297	73,504	46,793	98,804	145,597
October 2003	78,765	3,009	81,774	9,110	72,664	27,609	100,273
YTD 2003	$1,062,160	$15,096	$1,077,256	$344,298	$732,958	$541,481	$1,274,439

MORTGAGE PORTFOLIO COMMITMENTS, PURCHASES, AND SALES ($ in Millions) /1

		Purchases
						Mortgage
	Retained	Single-		Total		Portfolio
	Commitments	family	Multifamily	Purchases	Net Yield 7/	Sales

November 2002	$52,766	$47,131	$676	$47,807	5.52%	$142
December 2002	29,214	66,703	1,188	67,891	5.42%	293
YTD 2002	$388,059	$363,149	$7,492	$370,641	5.92%	$9,582

January 2003	$25,097	$56,402	$879	$57,281	5.44%	$60
February 2003	51,238	39,814	606	40,420	5.32%	780
March 2003	39,548	33,621	683	34,304	5.20%	431
April 2003	41,427	42,395	633	43,028	5.20%	646
May 2003	73,784	42,795	954	43,749	5.12%	1,894
June 2003	75,515	40,306	877	41,183	4.96%	2,885
July 2003	77,679	70,246	2,201	72,447	4.86%	513
August 2003	43,351	81,255	1,401	82,656	4.83%	384
September 2003	27,961	97,693	1,111	98,804	4.85%	581
October 2003	12,313	26,353	1,256	27,609	4.98%	1,227
YTD 2003	$467,913	$530,880	$10,601	$541,481	5.03%	$9,401

1/	Represents unpaid principal balance.
2/	Excludes mark-to-market adjustments, deferred balances and allowance for losses. Includes $580 billion of Fannie Mae MBS as of October 31, 2003.
3/	MBS held by investors other than Fannie Mae’s portfolio.
4/	Growth rates are compounded.
5/	Excludes MBS issued from Fannie Mae’s portfolio, which was $2,528 million in October 2003.
6/	Included in total portfolio purchases.
7/	Yields shown on a taxable-equivalent basis.

LIQUIDATIONS ($ in Millions) /1	DELINQUENCY RATES

	Mortgage Portfolio		Outstanding MBS		Single-family Conventional 2/
	Liquidations		Liquidations
					Non-Credit	Credit		Multifamily
	Amount	Annual Rate	Amount	Annual Rate	Enhancement 3/	Enhancement 4/	Total 5/	Total 6/

November 2002	$38,265	60.73%	$47,184	55.58%	0.30%	1.24%	0.56%	0.10%
December 2002	37,569	58.11%	42,714	50.04%	0.31%	1.29%	0.57%	0.05%
YTD 2002	$277,419	37.35%	$324,177	34.37%

January 2003	$37,423	56.09%	$45,343	52.38%	0.32%	1.34%	0.59%	0.03%
February 2003	33,517	49.43%	40,771	46.12%	0.31%	1.36%	0.59%	0.06%
March 2003	34,668	50.96%	40,915	45.02%	0.30%	1.34%	0.57%	0.09%
April 2003	40,465	59.44%	47,956	50.84%	0.29%	1.34%	0.56%	0.09%
May 2003	44,203	64.95%	57,226	58.64%	0.29%	1.38%	0.55%	0.15%
June 2003	41,279	60.85%	52,607	52.09%	0.29%	1.42%	0.56%	0.13%
July 2003	48,309	70.33%	60,611	58.51%	0.29%	1.47%	0.57%	0.13%
August 2003	55,220	77.99%	76,854	74.50%	0.29%	1.52%	0.58%	0.13%
September 2003	44,244	59.65%	63,577	62.58%	0.29%	1.56%	0.58%	0.12%
October 2003	30,862	40.48%	44,975	44.04%
YTD 2003	$410,190	58.80%	$530,836	54.89%

AVERAGE INVESTMENT BALANCES ($ in Millions)

	Net	Liquid	Total Net
	Mortgages	Investments	Investments

November 2002	$749,432	$76,959	$826,391
December 2002	773,717	85,206	858,923
YTD 2002	$735,943	$68,658	$804,601

January 2003	$794,278	$75,849	$870,127
February 2003	808,377	63,706	872,083
March 2003	811,757	61,851	873,608
April 2003	809,928	75,874	885,804
May 2003	806,511	83,895	890,406
June 2003	808,205	86,136	894,341
July 2003	813,728	82,011	895,739
August 2003	832,100	95,607	927,708
September 2003	876,724	78,892	955,617
October 2003	906,989	68,317	975,305
YTD 2003	$826,860	$77,214	$904,074

INTEREST RATE RISK DISCLOSURES

		Rate Level Shock (50bp) 8/		Rate Slope Shock (25bp) 8/

	Effective	1 Year Portfolio	4 Year Portfolio	1 Year Portfolio	4 Year Portfolio
	Duration Gap 7/	Net Interest	Net Interest	Net Interest	Net Interest
	(in months)	Income at Risk	Income at Risk	Income at Risk	Income at Risk

November 2002	2	6.3%	4.9%	3.5%	5.9%
December 2002	-5	0.6%	1.6%	4.7%	6.6%
January 2003	-3	2.9%	3.8%	3.5%	5.7%
February 2003	-5	3.6%	1.3%	4.9%	6.8%
March 2003	-2	1.7%	2.8%	4.4%	6.7%
April 2003	-2	2.1%	2.5%	4.6%	6.5%
May 2003	-5	0.7%	2.2%	5.3%	7.1%
June 2003	-1	2.1%	6.6%	3.9%	5.9%
July 2003	6	9.3%	8.7%	1.9%	2.9%
August 2003	4	4.8%	3.2%	3.4%	5.2%
September 2003	1	2.7%	1.3%	5.2%	6.8%
October 2003	1	4.5%	2.4%	4.1%	5.9%

1/	Represents unpaid principal balance.
2/	Includes conventional loans three or more months delinquent or in foreclosure process as a percent of the number of loans.
3/	Loans without primary mortgage insurance or any credit enhancements.
4/	Loans with primary mortgage insurance and other credit enhancements.
5/	Total of single-family non-credit enhanced and credit enhanced loans.
6/	Includes loans two or more months delinquent as a percent of loan dollars and includes the total credit book of business.
7/	Effective January 2003, the duration gap is a weighted average for the month. Prior to 2003, the duration gap was calculated on the last day of the month.
8/	Expresses projected core net interest income under the more adverse of the interest rate and yield curve scenarios as a percentage of projected net interest income without the rate shocks.

The information presented in this report is unaudited and includes, in the opinion of management, all adjustments (consisting of normally recurring accruals) necessary for a fair presentation. The data should be read in conjunction with audited financial statements and notes to financial statements that are available from the corporation. For more information regarding Fannie Mae, or for a more detailed quarterly report on Fannie Mae's activity, please visit www.fanniemae.com or contact us at (202) 752-7115.

Voluntary Initiatives Disclosure
October 2003

INTEREST RATE RISK

		Rate Level Shock (50bp)		Rate Slope Shock (25bp)

	Effective	1 Year Portfolio	4 Year Portfolio	1 Year Portfolio	4 Year Portfolio
	Duration Gap	Net Interest	Net Interest	Net Interest	Net Interest
	(in months)	Income at Risk	Income at Risk	Income at Risk	Income at Risk

2000
1st Qtr	5	0.1%	4.3%	1.0%	3.0%
2nd Qtr	4	0.6%	4.8%	1.0%	3.0%
3rd Qtr	2	0.8%	4.3%	1.0%	3.1%
4th Qtr	-3	0.5%	2.0%	3.0%	4.3%

2001
1st Qtr	1	3.8%	3.2%	3.1%	4.7%
2nd Qtr	5	1.7%	4.4%	0.9%	2.0%
3rd Qtr	-1	2.4%	3.6%	2.8%	4.0%
4th Qtr	5	5.1%	4.5%	2.4%	4.3%

2002
1st Qtr	5	3.8%	6.1%	1.0%	3.1%
2nd Qtr	-4	1.2%	2.4%	3.0%	5.7%
3rd Qtr	-10	4.4%	3.9%	5.3%	6.4%
4th Qtr	-5	0.6%	1.6%	4.7%	6.6%

2003
January	-3	2.9%	3.8%	3.5%	5.7%
February	-5	3.6%	1.3%	4.9%	6.8%
March	-2	1.7%	2.8%	4.4%	6.7%
April	-2	2.1%	2.5%	4.6%	6.5%
May	-5	0.7%	2.2%	5.3%	7.1%
June	-1	2.1%	6.6%	3.9%	5.9%
July	6	9.3%	8.7%	1.9%	2.9%
August	4	4.8%	3.2%	3.4%	5.2%
September	1	2.7%	1.3%	5.2%	6.8%
October	1	4.5%	2.4%	4.1%	5.9%

•	Effective duration gap — measures the extent the effective duration of the portfolio’s assets and liabilities are matched. A positive duration gap indicates that the effective duration of our assets exceeds the effective duration of our liabilities by that amount, while a negative duration gap indicates the opposite.

Effective January 2003, the duration gap is a weighted average for the month. Prior to 2003, the duration gap was calculated on the last day of the month.

•	Net interest income at risk — compares Fannie Mae’s projected change in portfolio net interest income under the financially more adverse of a 50 basis point increase and decrease in interest rates. Fannie Mae also compares the expected change in portfolio net interest income for the more adverse of a 25 basis point decrease and increase in the slope of the yield curve. Both measurements are done for one-year and four-year periods.

A positive number indicates the percent by which net interest income could be reduced by the increased rate shock. A negative number would indicate the percent by which net interest income could be increased by the shock.

LIQUIDITY

Ratio of liquid to total assets	Ratio

December 31, 2000	8.2%
December 31, 2001	9.5%
March 31, 2002	7.1%
June 30, 2002	7.8%
September 30, 2002	6.4%
December 31, 2002	6.9%
March 31, 2003	6.7%
June 30, 2003	7.5%
September 30, 2003	5.6%

•	Fannie Mae will maintain at least three months of liquidity to ensure the company can meet all of its obligations in any period of time in which it does not have access to the debt markets. Fannie Mae also will comply with the Basel Committee on Banking Supervision’s fourteen principles for sound liquidity management.

•	To fulfill its liquidity commitment, Fannie Mae will maintain more than five percent of its on-balance sheet assets in high-quality, liquid investments.

CREDIT RISK

	Before	After
Lifetime credit loss	credit	credit
sensitivity as of:	enhancements	enhancements

(Dollars in millions)
December 31, 2000	$1,065	$295
December 31, 2001	$1,332	$487
March 31, 2002	$1,285	$425
June 30, 2002	$1,361	$465
September 30, 2002	$1,738	$501
December 31, 2002	$1,838	$596
March 31, 2003	$1,798	$635
June 30, 2003 (1)	$2,084	$758

•	Lifetime credit loss sensitivity measures the sensitivity of Fannie Mae’s expected future credit losses to an immediate five percent decline in home values for all single-family mortgages held in Fannie Mae’s retained portfolio and underlying guaranteed MBS.

•	Credit loss sensitivity is reported in present value terms and measures expected losses in two ways: before receipt of private mortgage insurance claims and any other credit enhancements and after receipt of expected mortgage insurance and other credit enhancements.

RISK-BASED CAPITAL

	Risk-based	Total
Risk-based capital	Capital	Capital	Capital
stress test	Requirement	Held	Surplus

(Dollars in billions)
September 30, 2002	$21.440	$27.278	$5.838
December 31, 2002	17.434	28.871	11.437
March 31, 2003	16.555	30.309	13.754
June 30, 2003 (1)	18.114	31.469	13.355

•	The risk-based capital standard became effective on September 13, 2002. The standard uses a stress test to determine the amount of total capital the company needs to hold in order to protect against credit and interest rate risk, and requires an additional 30 percent capital for management and operations risk. The higher of Fannie Mae’s risk-based or minimum capital standard is binding.

     (1)  Most recent data available.